EXHIBIT 10.1
Execution Version
FOURTH AMENDMENT AGREEMENT
This FOURTH AMENDMENT AGREEMENT, dated as of May 29, 2020 (this “Amendment”), is entered into by and among each undersigned existing Revolving Lender (collectively, the “Consenting Revolving Lenders”), KAR AUCTION SERVICES, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS
WHEREAS, reference is made to the Amended and Restated Credit Agreement, dated as of March 11, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended hereby, the “Credit Agreement”; capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement), among the Borrower, the lenders and issuing banks party thereto from time to time and the Administrative Agent;
WHEREAS, in accordance with clause (xiii) of Section 11.1 of the Credit Agreement, the Borrower and the Consenting Revolving Lenders (constituting the Majority Facility Lenders under the Revolving Facility) have agreed to amend the Existing Credit Agreement as provided in Section 1 hereof on the Fourth Amendment Effective Date (as defined below); and
WHEREAS, the Borrower intends to issue new shares of Series A Convertible Preferred Stock in an aggregate amount of no less than $400.0 million (the “Specified Equity Issuance”).
NOW, THEREFORE, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Existing Credit Agreement. Effective as of the Fourth Amendment Effective Date, the Existing Credit Agreement shall be amended, in accordance with clause (xiii) of the Section 11.1 of the Existing Credit Agreement, as follows:
(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Available Commitments”: at any time, the excess (if any) of (a) the total Revolving Commitments then in effect less (b) the total Revolving Extensions of Credit then outstanding.
“Fourth Amendment Agreement”: that certain Fourth Amendment Agreement, dated as of May 29, 2020, by and among the Borrower, the other Loan Parties party thereto, the Revolving Lenders party thereto and the Administrative Agent.
“Fourth Amendment Effective Date”: as defined in the Fourth Amendment Agreement.
“Limited Waiver Period”: the period (a) commencing on the Fourth Amendment Effective Date and (b) ending on October 1, 2021.
“Liquidity”: at any time, the sum of (a) Unrestricted Cash plus (b) the Available Commitments at such time.

“Specified Event”: the occurrence of any of the following circumstances or events:
(i) within forty-five (45) days after the Fourth Amendment Effective Date, the Specified Equity Issuance has not been consummated;
(ii) (x) the Liquidity, as of the last day of any month ending after the Fourth Amendment Effective Date and on or prior to September 30, 2021, shall be less than $225.0 million or (y) the Borrower shall fail deliver to the Administrative Agent, no later than ten (10) Business Days after the end of each such month, a certificate of a financial officer of the Borrower demonstrating compliance with the foregoing clause (x) as of the last day of the applicable month; or
(iii)  during the Limited Waiver Period, the Borrower or any of its Restricted Subsidiaries shall:
(A)make any Restricted Payment pursuant to Section 8.6(e) or 8.6(h) (including, for the avoidance of doubt, any Restricted Payment made pursuant to Section 8.6(j) to the extent such Restricted Payment was declared in reliance on Section 8.6(e) or 8.6(h)), other than Restricted Payments that are otherwise permitted by Section 8.6(e), 8.6(h) or 8.6(j) of this Agreement in an aggregate amount not to exceed $50.0 million during any 12-month period so long as (i) the Liquidity shall not be less than $400.0 million on a pro forma basis after giving effect thereto and (ii) no Revolving Loans are outstanding as of the date any such Restricted Payment is made;
(B)make any Investment pursuant to Section 8.7(j), 8.7(v), 8.7(z) or 8.7(aa), other than Investments that are otherwise permitted by Section 8.7(j), 8.7(v), 8.7(z) or 8.7(aa) of this Agreement in an aggregate amount not to exceed $25.0 million;
(C)make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to any Junior Debt in reliance on the Available Amount;
(D)incur any Indebtedness that is secured by (x) Liens on the Collateral ranking pari passu with the Liens securing the Obligations or (y) Liens on any other property or assets that do not constitute Collateral, other than (i) Capital Lease Obligations and purchase money indebtedness that is otherwise permitted by this Agreement, (ii) any Incremental Facility or Incremental Equivalent Debt that is incurred under the Ratio Incremental Amount and that is otherwise permitted by this Agreement and (iii) other secured Indebtedness that is otherwise permitted by this Agreement in an aggregate principal amount not to exceed $100.0 million at any time outstanding; or
(E)make any Permitted Acquisition or other acquisition, other than any Permitted Acquisition or other acquisition consummated after December 31, 2020 that is otherwise permitted by this Agreement so long as (i) the Liquidity shall not be less than $400.0 million on a pro forma basis after giving effect thereto and (ii) no Revolving Loans are outstanding as of the date any such Permitted Acquisition or other acquisition is made.

(b)  Section 8.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“8.1 Financial Condition Covenant. Permit the Consolidated Senior Secured Net Leverage Ratio, as of the last day of each fiscal quarter (commencing with the fiscal quarter ending December 31, 2019) on which any Revolving Loans are outstanding, to exceed 3.50:1.00; provided that (i) so long as no Specified Event has occurred, compliance with the foregoing maximum Consolidated Senior Secured Net Leverage Ratio shall not be required as of the last day of the fiscal quarters ended June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021, (ii) so long as no Specified Event has occurred, (x) for purposes of determining compliance with the foregoing maximum Consolidated Senior Secured Net Leverage Ratio for the fiscal quarter ending September 30, 2021, Consolidated EBITDA for the applicable test period shall be deemed to be an amount equal to the product of (A) the sum of the Consolidated EBITDA for the two fiscal quarters then most recently ended times (B) two (2) and (y) for purposes of determining compliance with the foregoing maximum Consolidated Senior Secured Net Leverage Ratio for the fiscal quarter ending December 31, 2021, Consolidated EBITDA for the applicable test period shall be deemed to be an amount equal to the product of (A) the sum of the Consolidated EBITDA for the three fiscal quarters then most recently ended times (B) the quotient of four (4) divided by three (3) and (iii) notwithstanding anything to the contrary contained herein or in any other Loan Document and to the extent applicable, upon the occurrence of a Specified Event, any Event of Default that would have resulted from failure to comply with Section 8.1 of this Agreement (prior to giving effect to the Fourth Amendment Agreement) shall constitute an Event of Default under clause (c) of Section 9 (subject to the provisos set forth therein) as of the date of the applicable failure to comply with Section 8.1 of this Agreement (prior to giving effect to the Fourth Amendment Agreement).”
SECTION 2. Conditions to the Fourth Amendment Effective Date. This Amendment shall become a binding agreement of the parties hereto and the amendments set forth in Section 1 hereof shall each become effective on the date of the satisfaction (or waiver) of the following conditions (the date such conditions are satisfied or waived, the “Fourth Amendment Effective Date”):
(a) this Amendment shall have been duly executed by the Borrower, each other Loan Party, the Administrative Agent and Revolving Lenders that collectively constitute the Majority Facility Lenders under the Revolving Facility, and delivered to the Administrative Agent;
(b) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that, at the time of and immediately after the Fourth Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;
(c) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the representations and warranties set forth in each Loan Document (including those set forth in Section 3 hereof) shall be true and correct in all material respects (other than where a representation or warranty is already qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of such date except, to the extent such representations and warranties refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects where a representation or warranty is already qualified by materiality) as of such earlier date;
(d) the Borrower shall have compensated the Administrative Agent in immediately available funds for (i) all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) of the Administrative Agent and (ii) all other compensation required to be paid on the Fourth Amendment Effective Date to the Administrative Agent and its Affiliates, in each case, as required by the Existing Credit Agreement and to the extent invoiced at least two (2) Business Day prior to the Fourth Amendment Effective Date;
(e) the Administrative Agent and each Revolving Lender shall have received all compensation required to be paid to it (or its Affiliates) on or prior to the Fourth Amendment Effective Date (including such fees set forth in that certain fee letter, dated as of the date hereof, by and among the Borrower, the Administrative Agent and certain Revolving Lenders (the “Fee Letter”). or any other fee letter between, on the one hand, the Borrower and, on the other hand, the Administrative Agent or any Revolving Lender (or any of their respective Affiliates); and
(f)  the Administrative Agent shall have received executed copies of (i) that certain Investment Agreement, dated as of May 26, 2020 (the “Apax Investment Agreement”), by and between the Borrower and Ignition Parent LP, a Delaware limited partnership, and (ii) that certain Investment Agreement, dated as of May 26, 2020 (the “Periphas Investment Agreement”), by and between the Borrower and Periphas Capital GP, LLC, a Delaware limited liability company, pursuant to which the Specified Equity Issuance will be consummated.
SECTION 3. Representations and Warranties. The Borrower represents and warrants that:
(a)  Authority. The Borrower and the other Loan Parties have the requisite power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Credit Agreement, as applicable. Each Loan Party has the requisite power and authority to perform its obligations under the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.
(b) Enforceability. This Amendment has been duly executed and delivered by the Borrower and each other Loan Party. When the conditions to effectiveness in Section 2 hereof have been satisfied, each of this Amendment and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).
(c) Representations and Warranties. The representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (other than where a representation or warranty is already qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects (or true and correct in all respects where a representation or warranty is already qualified by materiality) as of such earlier date).
(d) No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.
SECTION 4. Fees.  The Borrower agrees to pay (or cause to be paid) to the Administrative Agent and the Revolving Lenders (or their respective Affiliates, as applicable) any fees in the amounts and on the dates set forth in the Fee Letter.

SECTION 5. Reference to and Effect on the Loan Documents.
(a)  On and after the Fourth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Credit Agreement.
(b) The Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement.
(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver or amendment of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Existing Credit Agreement or any other Loan Document.
(d) The Borrower and the other parties hereto acknowledge and agree that, on and after the Fourth Amendment Effective Date, this Amendment and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Credit Agreement.
(e) The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Amendment.
SECTION 6. Reaffirmation. Each of the Grantors (as defined in the Amended and Restated Guarantee and Collateral Agreement) hereby (i) confirms and agrees that the Amended and Restated Guarantee and Collateral Agreement, the other Security Documents and all of the Collateral described in the foregoing do, and shall continue to, secure the payment and performance of all of the Secured Obligations (as defined in the Amended and Restated Guarantee and Collateral Agreement), (ii) reaffirms the security interest granted by each Grantor to the Administrative Agent and the Secured Parties and reaffirm the guaranties made pursuant to the Amended and Restated Guarantee and Collateral Agreement and (iii) acknowledges and agrees that the grant of security interests by, and the guaranties of, the Grantors contained in the Amended and Restated Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.
SECTION 7. Counterparts. This Amendment (including all consents and authorizations relating hereto) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment (or any consent or authorization relating hereto) by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof. The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
LOAN PARTIES:

KAR AUCTION SERVICES, INC.

By: /s/ James P. Hallett
Name: James P. Hallett
Title: Chief Executive Officer

ADESA, INC.
By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA CORPORATION, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

[Signature Page to KAR Fourth Amendment]

A.D.E. OF ARK-LA-TEX, INC.
By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

A.D.E. OF KNOXVILLE, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA ARK-LA-TEX, LLC
By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA ARKANSAS, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA ATLANTA, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA BIRMINGHAM, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary
[Signature Page to KAR Fourth Amendment]

ADESA CALIFORNIA, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA CHARLOTTE, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA COLORADO, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA DES MOINES, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA FLORIDA, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA IDAHO, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary
[Signature Page to KAR Fourth Amendment]

ADESA INDIANAPOLIS, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA LANSING, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA LEXINGTON, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA MISSOURI, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA NEW JERSEY, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA NEW YORK, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

[Signature Page to KAR Fourth Amendment]

ADESA OHIO, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA OKLAHOMA, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA OREGON, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA PENNSYLVANIA, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA PHOENIX, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA SAN DIEGO, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary
[Signature Page to KAR Fourth Amendment]

ADESA-SOUTH FLORIDA, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA TEXAS, INC.

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA UTAH, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA WISCONSIN, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ASSET HOLDINGS III, LP

By: /s/ Charles S. Coleman
Name: Charles S. Coleman
Title: Executive Vice President & Secretary

AUTO DEALERS EXCHANGE OF CONCORD, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary
[Signature Page to KAR Fourth Amendment]

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

AUTOMOTIVE FINANCE CORPORATION

By: /s/ James E. Money II
Name: James E. Money II
Title: President

AUTOVIN, INC.

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

PAR, INC.

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

AFC CAL, LLC

By: /s/ James E. Money II
Name: James E. Money II
Title: President

ZABEL & ASSOCIATES, INC.

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary
[Signature Page to KAR Fourth Amendment]

SIOUX FALLS AUTO AUCTION, INC.

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

TRI-STATE AUCTION CO., INC.

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA DEALER SERVICES, LLC

By: /s/ James E. Money II
Name: James E. Money II
Title: President

ADESA MINNESOTA, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA NEVADA, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary
[Signature Page to KAR Fourth Amendment]

OPENLANE, INC.

By: /s/ Charles S. Coleman
Name: Charles S. Coleman
Title: Executive Vice President & Secretary

RECOVERY DATABASE NETWORK, INC.

By: /s/ Charles S. Coleman
Name: Charles S. Coleman
Title: Executive Vice President & Secretary

CARSARRIVE NETWORK, INC.

By: /s/ Charles S. Coleman
Name: Charles S. Coleman
Title: Executive Vice President & Secretary

AUCTIONTRAC, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

MOBILETRAC LLC

By: /s/ Charles S. Coleman
Name: Charles S. Coleman
Title: Executive Vice President & Secretary

PREFERRED WARRANTIES OF FLORIDA, INC.

By: /s/ Edmund G. Field
Name: Edmund G. Field
Title: President
[Signature Page to KAR Fourth Amendment]

ADESA ILLINOIS, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

AUTOMOTIVE FINANCE CONSUMER DIVISION,
LLC

By: /s/ James E. Money II
Name: James E. Money II
Title: President

HIGH TECH NATIONAL, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

AUTOMOTIVE KEY CONTROLS, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

HT LOCKSMITHS, INC.

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

PWI HOLDINGS, INC.

By: /s/ Edmund G. Field
Name: Edmund G. Field
Title: President
[Signature Page to KAR Fourth Amendment]

PREFERRED WARRANTIES, INC.

By: /s/ Edmund G. Field
Name: Edmund G. Field
Title: President

SUPERIOR WARRANTIES, INC.

By: /s/ Edmund G. Field
Name: Edmund G. Field
Title: President

ADESA VIRGINIA, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

AUTONIQ, LLC

By: /s/ Charles S. Coleman
Name: Charles S. Coleman
Title: Executive Vice President & Secretary

CARCO TECHNOLOGIES, LLC

By: /s/ Charles S. Coleman
Name: Charles S. Coleman
Title: Executive Vice President & Secretary

111 REMARKETING, LLC

By: /s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary
[Signature Page to KAR Fourth Amendment]

STRATIM SYSTEMS INCORPORATED

By: /s/ Charles S. Coleman
Name: Charles S. Coleman
Title: Executive Vice President & Secretary

CLEARPLAN, LLC

By: /s/ Charles S. Coleman
Name: Charles S. Coleman
Title: Executive Vice President & Secretary

NTH GEN SOFTWARE (FLORIDA) LLC

By: /s/ Mark Endras
Name: Mark Endras
Title: Manager

TRADEREV USA LLC

By: /s/ Mark Endras
Name: Mark Endras
Title: Manager

[Signature Page to KAR Fourth Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Revolving Lender

By: /s/ Brendan Korb____________________________
Name: Brendan Korb
Title: Vice President

[Signature Page to KAR Fourth Amendment]

BANK OF AMERICA, N.A.,
as a Revolving Lender

By: /s/ Brian D. Smith _______________________
Name: Brian D. Smith
Title: Senior Vice President
[Signature Page to KAR Fourth Amendment]

GOLDMAN SACHS BANK USA,
as a Revolving Lender

By: /s/ Jamie Minieri__________________________
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to KAR Fourth Amendment]

BARCLAYS BANK PLC,
as a Revolving Lender

By: /s/ Craig Malloy____________________________
Name: Craig Malloy
Title: Director

[Signature Page to KAR Fourth Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Revolving Lender

By: /s/ William O’Daly_________________________
         Name: William O’Daly
         Title: Authorized Signatory

By:__/s/ Jessica Gavarkovs_____________________
         Name: Jessica Gavarkovs
         Title: Authorized Signatory

[Signature Page to KAR Fourth Amendment]

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a Revolving Lender

By: /s/ Mike Gifford________________________
Name: Mike Gifford
Title: Director

[Signature Page to KAR Fourth Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as a Revolving Lender

By: /s/ James N. DeVries____________________
Name: James N. DeVries
Title: Senior Vice President

[Signature Page to KAR Fourth Amendment]

BMO HARRIS BANK, N.A.,
as a Revolving Lender

By: /s/ Josh Hovermale_________________________
Name: Josh Hovermale
Title: Director

[Signature Page to KAR Fourth Amendment]

KEYBANK NATIONAL ASSOCIATION,
as a Revolving Lender

By: /s/ Christopher Susott_____________________
Name: Christopher Susott
Title: Senior Vice President

[Signature Page to KAR Fourth Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By: /s/ Christopher Johnson____________________
Name: Christopher Johnson
Title: Senior Vice President

[Signature Page to KAR Fourth Amendment]

ROYAL BANK OF CANADA,
as a Revolving Lender

By: /s/ Allan Kortan__________________________
Name: Allan Kortan
Title: Authorized Signatory

[Signature Page to KAR Fourth Amendment]

SUNTRUST BANK,
as a Revolving Lender

By: /s/ Sarah Salmon___________________________
Name: Sarah Salmon
Title: Senior Vice President

[Signature Page to KAR Fourth Amendment]

THE HUNTINGTON NATIONAL BANK,
as a Revolving Lender

By: /s/ Edward A. Cheney_____________________
Name: Edward A. Cheney
Title: Managing Director

[Signature Page to KAR Fourth Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By: /s/ Carl P. Genberg__________________________
Name: Carl P. Genberg
Title: Senior Vice President

[Signature Page to KAR Fourth Amendment]